SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                      ----------------------------------

                                  FORM 8-K

                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported): May 6, 2003


       Carnival Corporation                         Carnival plc
       --------------------                         ------------
   (Exact name of registrant                 (Exact name of registrant
    as specified in its charter)              as specified in its charter)

              Panama                               England and Wales
     ---------------------------            ----------------------------
   (State or other jurisdiction             (State or other jurisdiction
    of incorporation)                        of incorporation)

              1-9610                                   1-15136
   ----------------------------             ----------------------------
    (Commission File Number)                  (Commission File Number)

           59-1562976                                   None
   ---------------------------              ----------------------------
      (I.R.S. Employer                            (I.R.S. Employer
       Identification No.)                         Identification No.)

       3655 N.W. 87th Avenue                    3655 N.W. 87th Avenue
     Miami, Florida 33178-2428                Miami, Florida 33178-2428
   -------------------------------        --------------------------------
   (Address of principal executive        (Address of principal executive
             offices)                                 offices)
           (zip code)                               (zip code)

         (305) 599-2600                            (305) 599-2600
   --------------------------------       --------------------------------
   (Registrant's telephone number,       (Registrant's telephone number,
      including area code)                    including area code)

                                             P&O Princess Cruises plc
                                                77 New Oxford Street
                                                  London WC1A 1PP
               None                                   England
   -------------------------------        --------------------------------
   (Former name and former address,       (Former name and former address,
    if changed since last report)          if changed since last report)








Item 5. Other Events and Regulation FD Disclosure.

     This Form 8-K is being filed to amend certain sections of Carnival plc's (formerly known as P&O Princess Cruises plc) Form 20-F for the year ended December 31, 2002 to comply with Securities and Exchange Commission Regulation G as follows:


Delete the following two paragraphs under the caption "Item 5. OPERATING AND FINANCIAL REVIEW AND PROSPECTS - Yields"

"Net revenue yields are our gross revenues from the sale of cruises, shore tours, and goods and services sold on board our cruise ships after deducting certain costs including travel agents' commissions, airfares, and direct costs of shore tours and goods and services sold on board our cruise ships divided by our lower berth capacity offered." and

"Net revenue yields for 2002 were 4% lower on a like for like basis than in 2001. Like for like is defined as movements in net revenue yields after adjusting for changes in exchange rates."


Delete the following one paragraph under the caption "Item 5. OPERATING AND FINANCIAL REVIEW AND PROSPECTS - Direct Operating Costs"

"We define underlying cost movements as movements in the total unit vessel operating costs and unit selling and administrative expenses after adjusting for changes in exchange rates and fuel prices. Vessel operating costs and selling and administrative expenses broadly represent the difference between the total net revenues and EBITDA (earning before interest, tax, depreciation and amortization). In 2002, underlying unit costs were 8% lower than those in 2001."



                               SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


CARNIVAL CORPORATION                    CARNIVAL PLC

By: /s/Gerald R. Cahill                 By: /s/Gerald R. Cahill
    -------------------------------         --------------------------------
Name:  Gerald R. Cahill                 Name:  Gerald R. Cahill
Title:Senior Vice President-Finance     Title:Senior Vice President-Finance
and Chief Financial and                 and Chief Financial and
Accounting Officer                      Accounting Officer


Date: May 6, 2003                       Date: May 6, 2003